Exhibit 10.7

         AMENDED AND RESTATED INDENTURE dated as of April 18, 2006, by and among PAGE FUNDING LLC, a Delaware limited liability company (the "ISSUER"), UBS REAL ESTATE SECURITIES INC., a Delaware corporation, as noteholder (in such capacity, the "NOTEHOLDER") and as note purchaser (in such capacity, the "NOTE PURCHASER") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the "TRUSTEE").

         WHEREAS, the Issuer, the Noteholder and the Trustee entered into that Indenture dated as of June 30, 2004, as supplemented by Supplemental Indenture No. 1 dated as of March 21, 2005, Supplemental Indenture No. 2 dated as June 29, 2005, and Supplemental Indenture No.3 dated as of August 31, 2005 (such Indenture as so supplemented, the "ORIGINAL INDENTURE"), pursuant to which the Issuer issued its $200,000,000 Second Amended and Restated Variable Funding Note (the "SECOND AMENDED AND RESTATED NOTE") and pledged substantially all of its assets to the Trustee for the benefit of the Noteholder as collateral security for its repayment of the Second Amended and Restated Note; and

         WHEREAS, the parties hereto desire to amend and restate the Original Indenture and amend and restate the Second Amended and Restated Note as hereinafter set forth.

         NOW, THEREFORE, each party agrees as follows for the benefit of the other parties and for the benefit of the Note Purchaser and each Holder of the Issuer's Third Amended and Restated Variable Funding Notes (the "NOTES"):

         To secure the payment of principal of and interest on, and any other amounts owing in respect of the Notes and the other Secured Obligations, and to secure compliance with this Indenture, the Issuer has agreed to pledge the Collateral (as defined below) as collateral to the Trustee for the benefit of the Noteholders and the Note Purchaser.

         As security for the performance by the Issuer of the Secured Obligations, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Trustee for the benefit of the Noteholders and the Note Purchaser.

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Trustee on each Funding Date, as Trustee for the benefit of the Noteholders and the Note Purchaser, all right, title and interest of the Issuer, whether now existing or hereafter arising, in and to the following;

         (a) the Receivables listed in the Schedule of Receivables and each Addition Notice;

         (b) all monies received under the Receivables on and after the related Cutoff Date and all Net Liquidation Proceeds received with respect to the Receivables on and after the related Cutoff Date;

         (c) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the related Contracts and any other interest of the Issuer in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the States listed in Annex B to the Sale and Servicing Agreement, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States, with respect to such Financed Vehicles;

         (d) any proceeds from claims on any Receivables Insurance Policies or certificates relating to the Financed Vehicles securing the Receivables or the Obligors thereunder;

         (e) all proceeds from recourse against Dealers with respect to the Receivables and all other rights arising out of or with respect to the Receivables (but none of the obligations) of the Seller under any agreements with Dealers;

         (f) refunds for the costs of extended service contracts with respect to Financed Vehicles securing Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle under a Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

         (g) the Receivable File related to each Receivable and all other documents that the Issuer keeps on file in accordance with its customary procedures relating to the Receivables, for Obligors of the Financed Vehicles;

         (h) all amounts and property from time to time held in or credited to the Collection Account, the Note Distribution Account, the Principal Funding Account and the Lockbox Accounts;

         (i) all property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable that has been acquired by or on behalf of the Seller, the Purchaser or the Issuer pursuant to a liquidation of such Receivable;

         (j) all of the rights and benefits (but none of the obligations of the Issuer) under the Sale and Servicing Agreement and all other Basic Documents, including a direct right to cause the Seller to purchase Receivables from the Issuer pursuant to the Sale and Servicing Agreement under the circumstances specified therein;

         (k) the Note Purchase Agreement (to the extent of the Issuer's rights against, but not including any of its obligations to, the Servicer);

         (l) the proceeds from any Servicer's errors and omissions policy or fidelity bond, to the extent that such proceeds relate to any Receivable, Financed Vehicle or other Collateral;

         (m) each TFC Assignment; and

         (n) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the property described in this Granting Clause, the "COLLATERAL").

         The foregoing Grant is made in trust to the Trustee, for the benefit of the Noteholders and the Note Purchaser, to secure the payment of principal of and interest on, and any other amounts owing in respect of the Notes, to secure the payment of all Secured Obligations and to secure compliance with this Indenture. The Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties as required in this Indenture.

                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1 DEFINITIONS.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A to the Second Amended and Restated Sale and Servicing Agreement dated as of April 18, 2006 among the Issuer, the Purchaser, the Seller, the Servicer, the Backup Servicer and the Trustee, as the same may be further amended or supplemented from time to time (the "Sale and Servicing Agreement").

         Section 1.2 [RESERVED].

         Section 1.3 OTHER DEFINITIONAL PROVISIONS.

                  (i) All terms defined in this Indenture shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (ii) Accounting terms used but not defined or partly defined in this Indenture, in any instrument governed hereby or in any certificate or other document made or delivered pursuant hereto, to the extent not defined, shall have the respective meanings given to them under GAAP or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Indenture or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Indenture or in any such instrument, certificate or other document shall control.

                  (iii) The words "HEREOF," "HEREIN," "HEREUNDER" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture.

                  (iv) Section, Schedule and Exhibit references contained in this Indenture are references to Sections, Schedules and Exhibits in or to this Indenture unless otherwise specified; and the term "INCLUDING" shall mean "INCLUDING WITHOUT LIMITATION."

                  (v) The definitions contained in this Indenture are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (vi) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as the same may from time to time be amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments and instruments associated therewith; all references to a Person include its permitted successors and assigns.

                  (vii) The singular form of the terms "NOTE" and "NOTEHOLDER" shall not preclude issuance of more than one Note or ownership of Notes by more than one Noteholder. The singular forms of such terms shall also mean the plural forms of such terms and the plural form of such terms shall also mean the singular form thereof, in each case as the context requires.

                                   ARTICLE II
                                      NOTES

         Section 2.1 FORM.

         The Notes, together with the Trustee's certificate of authentication, shall be in substantially the form set forth in EXHIBIT A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution of the Notes. Any portion of the text of the Notes may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Notes. The Notes will be issued on the Restatement Effective Date, which Notes shall be subject to Advances and prepayments from time to time in accordance with SECTION 2.11 and ARTICLE X, respectively.

         (a) The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing the Notes, as evidenced by their execution of the Notes.

         (b) The terms of the Notes set forth in EXHIBIT A are part of the terms of this Indenture.

         Section 2.2 EXECUTION, AUTHENTICATION AND DELIVERY.

         The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         (a) A Note bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Note or did not hold such offices at the date of such Note.

         (b) The Trustee shall upon receipt of an Issuer Order for authentication and delivery, authenticate and deliver the Notes for original issue in an aggregate principal amount up to, but not in excess of, the Maximum Invested Amount.

         (c) Each Note shall be dated the date of its authentication.

         (d) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate attached to such Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.3 [RESERVED]

         Section 2.4 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

         The Issuer shall cause to be kept a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 2.5, the Issuer shall provide for the registration of the Notes, and the registration of transfers and exchanges of the Notes. The Trustee shall be "NOTE REGISTRAR" for the purpose of registering the Notes and transfers of the Notes as herein provided. Upon any resignation or removal of any Note Registrar, the Issuer shall promptly appoint a successor.

         (a) If a Person other than the Trustee is appointed by the Issuer as Note Registrar, such Person must be acceptable to the Note Purchaser and, in addition, the Issuer will give the Trustee, the Note Purchaser and the Noteholders prompt written notice of the appointment of such Note Registrar (once approved by the Note Purchaser) and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the name and address of the Holder of the Note and the Percentage Interest and number of the Note.

         (b) Subject to SECTION 2.5 hereof, upon surrender for registration of transfer of a Note at the office or agency of the Issuer to be maintained as provided in SECTION 3.2, if the requirements of Section 8-401(a) of the UCC are met, the Trustee shall have the Issuer execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in the minimum Percentage Interest of 1% representing in the aggregate the Percentage Interest on the face of such Note to be transferred.

         (c) At the option of a Holder, a Note may be exchanged for another Note in any authorized Percentage Interest, of the same class and a like aggregate Percentage Interest, upon surrender of such Note to be exchanged at such office or agency. Whenever a Note is so surrendered for exchange, subject to SECTION
2.5 hereof, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, and upon request by the Issuer the Trustee shall authenticate, and the Noteholder shall obtain from the Trustee, the Note which the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Trustee and the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

         (d) The Note or Notes issued upon any registration of transfer or exchange of a Note shall be the valid obligation of the Issuer, evidencing, in the aggregate the same debt, and entitled to the same benefits under this Indenture, as the Note surrendered upon such registration of transfer or exchange.

         (e) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or accompanied by a written instrument of transfer in the form attached to EXHIBIT A duly executed by, the Holder thereof or such Holder's attorney, duly authorized in writing, with such signature guaranteed by an "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE PROGRAM" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and (ii) accompanied by such other documents as the Trustee may require.

         (f) No service charge shall be made to a Holder for any registration of transfer or exchange of a Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of a Note, other than exchanges pursuant to SECTION 9.6 not involving any transfer.

         (g) The preceding provisions of this SECTION 2.4 notwithstanding, the Issuer shall not be required to make and the Note Registrar shall not register transfers or exchanges of a Note selected for redemption or of any Note for a period of two (2) days preceding the due date for any payment with respect to such Note.

         Section 2.5 RESTRICTIONS ON TRANSFER AND EXCHANGE.

         (a) No transfer of a Note shall be made unless the transferor thereof has provided a representation letter substantially in the form of EXHIBIT B that such transfer is (i) to the Issuer or an Affiliate of the Issuer, or (ii) in compliance with Section 2.5(b) hereof, to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act, or (iii) in compliance with
Section 2.5(c) hereof, (A) to an institutional investor that is an "ACCREDITED INVESTOR" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act, or (iv) in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; PROVIDED, that (except with respect to the transfer of a Note or Advance made by the Noteholder), in the case of CLAUSES (iv) the Trustee or the Issuer may require an Opinion of Counsel to the effect that such transfer may be effected without registration under the Securities Act, which Opinion of Counsel, if so required, shall be addressed to the Issuer and the Trustee and shall be secured at the expense of the Holder. Each prospective purchaser by its acquisition of a Note, acknowledges that such Note will contain a legend substantially to the effect set forth in SECTION 2.5(e) (unless the Issuer determines otherwise in accordance with applicable law).

Any transfer or exchange of a Note to a proposed transferee shall be conducted in accordance with the provisions of Section 2.4, and shall be contingent upon receipt by the Note Registrar of (A) such Note properly endorsed for assignment or transfer, (B) written instruction from such transferring Holder directing the Note Registrar to cause the transfer to such transferees, in such Percentage Interests (not to exceed the Percentage Interest on the face of the Note to be transferred) as the transferring Holder shall specify in such instructions; and
(C) such certificates or signatures as may be required under such Note or this
Section 2.5, in each case, in form and substance satisfactory to the Note Registrar. The Note Registrar shall cause any such transfers and related cancellations or increases and related reductions, as applicable, to be properly recorded in its books in accordance with the requirements of Section 2.4.

         (b) If a Note is sold to a "qualified institutional buyer" as defined in Rule 144A of the Securities Act purchasing for its own account or for the account of another "qualified institutional buyer," such Note shall be issued as a certificated Note in definitive, fully registered form without interest coupons with the applicable legends set forth in the form of the Note registered in the name of the beneficial owner or a nominee thereof, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. Any transfer to an "qualified institutional buyer" is expressly conditioned upon the requirement that such transferee shall deliver a representation letter in the form of EXHIBIT C.

         (c) If a Note is sold in the United States to U.S. Persons under
Section 4(2) of the Securities Act to institutional "ACCREDITED INVESTORS" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), it shall be issued in the form of certificated Note in definitive, fully registered form without interest coupons with the applicable legends set forth in the form of the Note registered in the name of the beneficial owner or a nominee thereof, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. Any transfer to an institutional "ACCREDITED INVESTOR" is expressly conditioned upon the requirement that such transferee shall deliver a representation letter in the form of EXHIBIT D.

         (d) The Note Registrar shall not register any transfer or exchange of any Note to the extent that upon such transfer or exchange there would be more than four (4) Noteholders then reflected on the Note Register.

         (e) Unless the Issuer determines otherwise in accordance with applicable law, each Note shall have the following legend:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (I) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE) OR AN AFFILIATE OF THE ISSUER (AS CERTIFIED BY THE ISSUER) OR (2) AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED

IN THE INDENTURE, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) (3) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A TO A PERSON THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT SUCH PERSON IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
144A), ACTING FOR ITS OWN ACCOUNT, OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE, OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER
JURISDICTION: PROVIDED, THAT, IN THE CASE OF CLAUSE (4), THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS NOTE.

         (f) THE NOTE REGISTRAR SHALL NOT REGISTER ANY TRANSFER OR EXCHANGE OF THIS NOTE TO THE EXTENT THAT UPON SUCH TRANSFER OR EXCHANGE THERE WOULD BE MORE THAN FOUR (4) NOTEHOLDERS THEN REFLECTED ON THE NOTE REGISTER.

         Section 2.6 MUTILATED, DESTROYED, LOST OR STOLEN NOTE.

         If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to hold the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a protected purchaser, and, provided that the requirements of Section 8-405 and 8-406 of the UCC are met, the Issuer shall execute, and upon request by the Issuer, the Trustee shall authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued, presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

         (a) Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

         (b) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with the Notes duly issued hereunder.

         (c) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of any mutilated, destroyed, lost or stolen Note.

         Section 2.7 PERSONS DEEMED OWNER.

         Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name any such Note is registered (as of the applicable Record
Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note, for all other purposes whatsoever and whether or not such Note be overdue, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         Section 2.8 PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST.

         (a) The Notes shall accrue interest as provided in the form of Note set forth in EXHIBIT A, and such interest shall be due and payable on each Settlement Date, as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Settlement Date shall be paid to the Person in whose name such Note is registered on the Record Date, either by (i) wire transfer in immediately available funds to such Person's account as it appears on the Note Register on such Record Date if (A) such Noteholder has provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Settlement Date and such Holder's Note in the aggregate evidence a Percentage Interest of not less than 1% or (B) such Noteholder is the Seller, or an Affiliate thereof, or if not (ii) by check mailed to such Noteholder at the address of such Noteholder appearing on the Note Register, except for the final installment of principal payable with respect to such Note on a Settlement Date or on the Final Scheduled Settlement Date, which shall be payable as provided below.

         (b) If the Facility Termination Date is determined in accordance with subsection (I) of the definition thereof, the outstanding principal balance of the Notes and all accrued and unpaid interest thereon will be amortized and shall be payable in full by the Final Scheduled Settlement Date. If the Facility Termination Date is determined in accordance with subsection (II) of the definition thereof, such Facility Termination Date will result in immediate acceleration of the Notes in accordance with Section 5.2. If the Facility Termination Date is determined in accordance with subsection (III) of the definition thereof, the outstanding principal balance of the Notes and all accrued and unpaid interest thereon will be amortized and shall be payable in full by the third Settlement Date following the relevant anniversary of the Original Closing Date. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto based on their respective Percentage Interests. Upon written notice from the Issuer, the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Settlement Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Settlement Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

         (c) If the Issuer defaults in any payment of interest on a Note, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the Note Interest Rate then in effect (calculated for this purpose using the Default Applicable Margin) in any lawful manner. The Issuer shall pay such defaulted interest to the Noteholders on the immediately following Settlement Date. At least three (3) days before any such Settlement Date, the Issuer shall mail to the Noteholders and the Trustee a notice that states the Settlement Date and the amount of defaulted interest to be paid.

         Section 2.9 CANCELLATION.

         Any Note surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and the Note so delivered shall be promptly canceled by the Trustee. No Note shall be authenticated in lieu of or in exchange for any Note canceled as provided in this Section, except as expressly permitted by this Indenture. A canceled Note may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; PROVIDED that such Issuer Order is timely and such Note has not been previously disposed of by the Trustee.

         Section 2.10 RELEASE OF COLLATERAL.

         Subject to the terms of the other Basic Documents and SECTIONS 10.1 and 11.1, the Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Pledged Account. In addition, the Trustee shall release Ineligible Receivables from the lien created by this Indenture upon any dividend of such Ineligible Receivables that is permitted under Section 5.10 of the Sale and Servicing Agreement. The Trustee shall release property from the lien created by this Indenture pursuant to this SECTION 2.10 only upon receipt of an Issuer Request accompanied by an Officer's Certificate meeting the applicable requirements of SECTION 11.1.

         Section 2.11 AMOUNT LIMITED; ADVANCES.

         The maximum aggregate principal amount of the Notes that may be authenticated and delivered and Outstanding at any time under this Indenture is limited to the Maximum Invested Amount.

On each Business Day prior to the Facility Termination Date that is a Funding Date, and upon the satisfaction of all conditions precedent to (a) the funding of an Advance and (b) the purchase of Receivables, in each case as set forth in
SECTION 2.1(b) of the Sale and Servicing Agreement, and SECTION 6.02 and SECTION
6.03 of the Note Purchase Agreement, the Issuer shall be entitled to borrow additional funds pursuant to an Advance on such Funding Date in an aggregate principal amount equal to the Advance Amount with respect to such Funding Date. Each request by the Issuer for an Advance shall be deemed to be a certification by the Issuer as to the satisfaction of the conditions specified in the previous sentence.

         The aggregate outstanding principal amount of the Notes may be increased through the funding of the Advances. Each Advance and corresponding Advance Amount shall be recorded on the grid attached to the Notes or in an electronic file substantially in the same form as such grid. The grid (or such electronic file) shall show all Advance Amounts and prepayments. The Note Purchaser shall be responsible for maintaining the grid with respect to the Notes. Absent manifest error, all such grid entries (whether manual or in electronic form) shall be dispositive with respect to the determination of the outstanding principal amount of the Notes. The Notes (i) can be funded by Advances on any Funding Date in a minimum amount of $2,000,000 and any higher amount (subject to the Maximum Invested Amount), and (ii) subject to subsequent Advances pursuant to this SECTION 2.11, are subject to prepayment in whole or in part, at the option of the Issuer as provided in Article X herein. In addition, and independent of optional prepayments pursuant to ARTICLE X, in the event that an Borrowing Base Deficiency exists on any date of determination as determined by the Note Purchaser in its sole discretion, the Issuer shall on the same Business Day of the receipt of notice from the Note Purchaser (or if notice is received after 10:01 a.m. New York time, then on the next Business Day), prepay the Invested Amount by an amount equal to such Borrowing Base Deficiency by paying such amount to or at the direction of the Note Purchaser.

                                   ARTICLE III
                                    COVENANTS

         Section 3.1 PAYMENT OF PRINCIPAL AND INTEREST.

         The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed on each Settlement Date all amounts deposited in the Note Distribution Account pursuant to the Sale and Servicing Agreement to the Noteholders and the Note Purchaser. Amounts properly withheld under the Code by any Person from a payment to the Noteholders of interest and/or principal shall be considered as having been paid by the Issuer to the Noteholders for all purposes of this Indenture.

         Section 3.2 MAINTENANCE OF OFFICE OR AGENCY.

         The Issuer will maintain in Minneapolis, Minnesota, an office or agency where the Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee, the Note Purchaser and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

         Section 3.3 MONEY FOR PAYMENTS TO BE HELD IN TRUST.

         On or before each Settlement Date, the Trustee shall deposit or cause to be deposited in the Note Distribution Account from the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto. Except as provided in Section 3.3(c) hereof, all payments of amounts due and payable with respect to the Notes that are to be made from amounts withdrawn from the Note Distribution Account shall be made on behalf of the Issuer by the Trustee or by the Note Paying Agent, and no amounts so withdrawn from the Note Distribution Account for payment of the Notes shall be paid to the Issuer.

         (a) The Issuer shall cause each Note Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Note Paying Agent shall agree with the Trustee (and if the Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent shall:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Note Paying Agent;

                  (iv) immediately resign as a Note Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on the Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         (b) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

         (c) Subject to applicable laws with respect to the escheat of funds, any money held by the Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to the Notes and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request and shall be deposited by the Trustee in the Collection Account; and the Noteholders shall thereafter, as unsecured general creditors, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to the Holder whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

         Section 3.4 EXISTENCE.

         Except as otherwise permitted by the provisions of SECTION 3.10, the Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

         Section 3.5 PROTECTION OF TRUST ESTATE.

         The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Trustee, for the benefit of the Noteholders and the Note Purchaser, to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Noteholders and the Note Purchaser, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Estate;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trustee for the benefit of the Noteholders and the Note Purchaser created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Collateral;

                  (v) preserve and defend title to the Trust Estate and the rights of the Trustee, the Noteholders and the Note Purchaser in such Trust Estate against the claims of all persons and parties; and

                  (vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section.

         Subject to Section 4.5 of the Sale and Servicing Agreement, the Issuer hereby authorizes the Note Purchaser, the Trustee and their respective agents to file such financing statements and continuation statements and take such other actions as the Note Purchaser or the Trustee may deem advisable in connection with the security interest granted by the Issuer under the Indenture to the extent permitted by applicable law. Any such financing statements and continuation statements shall be prepared by the Issuer.

         Section 3.6 OPINIONS AS TO TRUST ESTATE.

         (a) On the Restatement Effective Date, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Noteholders and the Note Purchaser, created by this Indenture in the Receivables and such other items of Collateral that the Note Purchaser may reasonably request be the subject of such opinion (the "Opinion Collateral") and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) Within 90 days after the beginning of each calendar year, beginning in 2007, the Issuer shall furnish to the Trustee and the Note Purchaser an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture in the Receivables and the Opinion Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe any action necessary (as of the date of such opinion) to be taken in the following year to maintain the lien and security interest of this Indenture in the Receivables.

         Section 3.7 PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES.

         The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Basic Documents or such other instrument or agreement.

         (a) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

         (b) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the prior written consent of the Note Purchaser and the Majority Noteholders.

         (c) If a responsible officer of the Issuer shall have written notice or actual knowledge of the occurrence of a Default, an Event of Default, a Servicer Termination Event or Funding Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Trustee, the Noteholders and the Note Purchaser thereof in accordance with SECTION 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event or Funding Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (d) The Issuer agrees that it will not waive (and shall not have any right to waive) timely performance or observance by the Servicer or the Seller of their respective duties under the Basic Documents without the prior written consent of the Note Purchaser and the Majority Noteholders.

         Section 3.8 NEGATIVE COVENANTS.

         So long as any Note is Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Majority Noteholders and the Note Purchaser or the Majority Noteholders and the Note Purchaser have approved such disposition;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against the Note Purchaser or any present or former Noteholders by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Trustee for the benefit of the Noteholders and the Note Purchaser created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture or any other Basic Document except as may be expressly permitted hereby or thereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate, any Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) perfected security interest in the Trust Estate or any Collateral or (D) amend, modify or fail to comply with the provisions of any of the Basic Documents without the prior written consent of the Note Purchaser and the Majority Noteholders.

         Section 3.9 ANNUAL STATEMENT AS TO COMPLIANCE.

         The Issuer will deliver to the Trustee, the Note Purchaser and the Noteholders on or before February 28 of each year, beginning February 28, 2005 an Officer's Certificate, dated as of December 31 of the preceding year, stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during the preceding year (or portion of such year from the initial Funding Date through December 31, 2004) and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year and no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.10 ISSUER MAY CONSOLIDATE, ETC. ONLY WITH CONSENT.

         The Issuer shall not consolidate or merge with or into any other Person, or convey or transfer all or substantially all of its properties to any Person without the prior written consent of the Note Purchaser and the Majority Noteholders.

         Section 3.11 SUCCESSOR OR TRANSFEREE.

         (a) Upon any consolidation or merger of the Issuer with the prior written consent of the Note Purchaser and the Majority Noteholders in accordance with SECTION 3.10, the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, and be obligated to meet the requirements of the Issuer under this Indenture and the other Basic Documents with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer with the prior written consent of the Note Purchaser and the Majority Noteholders in accordance with SECTION 3.10, the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee, the Note Purchaser and the Noteholders stating that the Issuer is to be so released.

         Section 3.12 NO OTHER BUSINESS.

         The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Related Receivables in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto. After the Facility Termination Date, the Issuer shall not purchase any additional Receivables.

         Section 3.13 NO BORROWING.

         The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, and (ii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used solely to fund the Issuer's purchase of the Related Receivables and the other assets specified in the Sale and Servicing Agreement and to pay the Issuer's organizational, transactional and start-up expenses.

         Section 3.14 SERVICER'S OBLIGATIONS.

         The Issuer shall cause the Servicer to comply with Sections 4.9, 4.10,
4.11 and 5.9 of the Sale and Servicing Agreement.

         Section 3.15 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES.

         Except as contemplated by the Sale and Servicing Agreement, this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.16 CAPITAL EXPENDITURES.

         The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.17 COMPLIANCE WITH LAWS.

         The Issuer shall comply with the requirements of all applicable laws, including, without limitation, Consumer Laws.

         Section 3.18 RESTRICTED PAYMENTS.

         The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose;

provided, however, that the Issuer may make, or cause to be made, distributions to the Trustee and to any owner of a beneficial interest in the Issuer as permitted by, and to the extent funds are available for such purpose from distributions under the Sale and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account and the other Pledged Accounts except in accordance with this Indenture and the Basic Documents.

         Section 3.19 NOTICE OF EVENTS OF DEFAULT AND FUNDING TERMINATION
EVENTS.

         Upon a responsible officer of the Issuer having notice or actual knowledge thereof, the Issuer agrees to give each of the Trustee, the Note Purchaser and the Noteholders prompt written notice of each Event of Default hereunder and each Funding Termination Event, Servicer Termination Event or other Default on the part of the Issuer, the Servicer, the Purchaser or the Seller of its obligations under any Basic Document.

         Section 3.20 FURTHER INSTRUMENTS AND ACTS.

         Upon request of the Trustee, the Note Purchaser or the Majority Noteholders, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.21 AMENDMENTS OF SALE AND SERVICING AGREEMENT.

         The Issuer shall not agree to any amendment to Section 11.1 of the Sale and Servicing Agreement to eliminate the requirements thereunder that the Trustee, the Note Purchaser and the Majority Noteholders consent to amendments thereto as provided therein.

         Section 3.22 INCOME TAX CHARACTERIZATION.

         It is the intent of the Issuer and the Noteholders that, for Federal, State and local income and franchise tax purposes, the Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Noteholder, by its acceptance of a Note, agrees to treat such Note for Federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

         Section 3.23 SEPARATE EXISTENCE OF THE ISSUER.

         During the term of the Indenture, the Issuer shall observe and comply with the applicable legal requirements for the recognition of the Issuer as a legal entity separate and apart from its Affiliates, including, without limitation, those requirements set forth in Section 9(b) of the Issuer's Limited Liability Company Agreement.

         Section 3.24 AMENDMENT OF ISSUER'S ORGANIZATIONAL DOCUMENTS.

         The Issuer shall not amend its Limited Liability Company Agreement except in accordance with the provisions thereof and with the prior written consent of the Note Purchaser and the Majority Noteholders.

         Section 3.25 OTHER AGREEMENTS.

         The Issuer shall not enter into any agreement that does not contain non-petition or limited recourse language with respect to the Issuer.

         Section 3.26 RULE 144A INFORMATION.

         At any time when the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, upon the request of a Noteholder, the Issuer shall promptly furnish to such Noteholder or to a prospective purchaser of a Note designated by such Noteholder, as the case may be, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act ("Rule 144A Information") in order to permit compliance by such Noteholder with Rule 144A in connection with the resale of a Note by such Noteholder; provided, however, that the Issuer shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is three years from the later of (i) the date such Note (or any predecessor Note) was acquired from the Issuer or (ii) the date such Note (or any predecessor Note) was last acquired from an "affiliate" of the Issuer within the meaning of Rule 144 under the Securities Act; and provided further that the Issuer shall not be required to furnish such information at any time to a prospective purchaser located outside of the United States who is not a "United States Person" within the meaning of Regulation S under the Securities Act if such Note may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto).

         Section 3.27 CHANGE OF CONTROL.

         CPS will and shall at all times be the legal and beneficial owner of all of the issued and outstanding membership interests of the Issuer.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

         Section 4.1 SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of the Noteholders to receive payments of principal thereof and interest thereon and rights of the Note Purchaser to receive payments in respect of amounts owed by the Issuer to the Note Purchaser under the Basic Documents, (iv) SECTIONS 3.3, 3.4, 3.5, 3.6, 3.8, 3.10, 3.11, 3.18, 3.19, 3.20, 3.21, 3.23, 3.24 and 11.17,
(v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under SECTION 6.7 and the obligations of the Trustee under SECTION 4.2) and (vi) the rights of the Noteholders and the Note Purchaser as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

         (a) the Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (ii) Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Trustee for cancellation;

         (b) the Issuer has paid or caused to be paid all Secured Obligations;
and

         (c) the Issuer has delivered to the Trustee, the Note Purchaser and the Noteholders an Officer's Certificate meeting the applicable requirements of
Section 11.1(a) and stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Section 4.2 APPLICATION OF TRUST MONEY.

         All moneys deposited with the Trustee pursuant to SECTION 4.1 or
SECTION 4.3 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through the Note Paying Agent, as the Trustee may determine, to the Noteholders and the Note Purchaser for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest (in the case of the Noteholders) and all sums due and payable by the Issuer under the Basic Documents (in the case of the Note Purchaser); but such moneys need not be segregated from other funds except to the extent required herein, in the Sale and Servicing Agreement or in the other Basic Documents or required by law. Any funds remaining with the Trustee or on deposit in the Pledged Accounts following the repayment in full of the Notes and the other Secured Obligations, the termination of the Commitment, the payment in full of all other amounts owed to the Noteholders and all amounts owed by the Issuer to the Note Purchaser, Trustee and Backup Servicer under the Basic Documents, and the satisfaction and discharge of this Indenture, shall be remitted to the Issuer.

         Section 4.3 REPAYMENT OF MONEYS HELD BY NOTE PAYING AGENT.

         In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by the Note Paying Agent other than the Trustee under the provisions of this Indenture with respect to the Notes shall, upon demand of the Issuer, be remitted to the Trustee to be held and applied according to SECTION 4.2 and thereupon the Note Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V
                                    REMEDIES

         Section 5.1 EVENTS OF DEFAULT.

         (a) "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of (A) any interest on the Notes or any other amount (except principal) due with respect to the Notes or
         (B) any amount in excess of $50,000 due to the Note Purchaser pursuant to the Basic Documents, when the same becomes due and payable, which default continues for a period of two (2) days;

                  (ii) default in the payment of the principal of or any installment of the principal of the Notes when the same becomes due and payable;

                  (iii) default in the observance or performance of any covenant or agreement of the Issuer, the Purchaser, the Seller or the Servicer made in any Basic Document (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with and other than the failure by the Seller or the Servicer to repurchase any Receivable in accordance with the terms of the Sale and Servicing Agreement), or any representation or warranty of the Issuer, the Purchaser, the Seller or the Servicer made in any Basic Document or any Original Basic Document or in any certificate or other writing delivered pursuant to any Basic Document or Original Basic Document or in connection therewith (including any Servicer's Certificate or any Borrowing Base Certificate) proving to have been incorrect in any material respect as of the time when the same shall have been made or deemed to have been made, and such default shall continue or not be cured within 30 days from written notice by the Note Purchaser or a Noteholder, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured within 30 days from written notice by the Noteholders or the Note Purchaser; provided that no breach shall be deemed to occur hereunder in respect of any representation or warranty relating to eligibility of any Receivable on the Original Closing Date, the Restatement Effective Date or any related Funding Date to the extent the Seller has repurchased such Receivable in accordance with the provisions of the Sale and Servicing Agreement;

                  (iv) the failure by the Seller or the Servicer to repurchase any Receivable in accordance with the terms of the Sale and Servicing Agreement;

                  (v) an Insolvency Event with respect to the Issuer, the Seller or the Servicer shall have occurred;

                  (vi) a Borrowing Base Deficiency shall exist and not be cured within two (2) Business Days;

                  (vii) the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Code with regard to any assets of the Issuer or any material portion of the assets of the Seller and such Lien shall not have been released within 30 days, or the Pension Benefit Guaranty Corporation shall file notice of a Lien pursuant to
         Section 4068 of ERISA with regard to any of the assets of the Issuer or the Seller and such Lien shall not have been released within 30 days;

                  (viii) (a) any Basic Document or any Lien granted thereunder by the Issuer or the Seller shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Issuer or the Seller; or (b) the Issuer or the Seller or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability of any Basic Document;

                  (ix) a Servicer Termination Event shall have occurred;

                  (x) the Issuer or the Seller shall fail to pay any principal of or premium or interest on any indebtedness having a principal amount of $250,000 or $1,000,000, respectively, or greater when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other default under any agreement or instrument relating to any such indebtedness of the Issuer or the Seller, as applicable, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

                  (xi) a Change of Control or a Material Adverse Change (in the reasonable opinion of the Noteholder) shall have occurred with respect to the Issuer or the Seller;

                  (xii) the Issuer shall become an investment company required to be registered under the Investment Company Act;

                  (xiii) any final judgment or ruling shall have been rendered against, or any settlement entered into by, the Seller or any subsidiary thereof, excluding the Issuer, which judgment, ruling or settlement exceeds, in the aggregate, $6,000,000 or any final judgment or ruling shall have been rendered against the Issuer; provided, in either case, that such final judgment, ruling or settlement shall have remained unpaid, and enforcement thereof shall have remained unstayed and unbonded, for a period in excess of 30 days from the date of entry of such judgment or ruling or the date of effectiveness of such settlement;

                  (xiv) the Trustee shall for any reason fail to have a first priority perfected security interest in the Collateral for the benefit of the Noteholders and the Note Purchaser; or

                  (xv) any Basic Document shall be terminated or cease to be in full force or effect; provided, however, in the case of a termination of any Lockbox Agreement, an Event of Default shall occur only upon the failure of the Seller or the Issuer to obtain a successor lockbox arrangement reasonably acceptable to the Note Purchaser within thirty
         (30) days of such termination.

         (b) The Issuer shall deliver to the Trustee, the Note Purchaser and each Noteholder, within two days after the occurrence thereof, written notice in the form of an Officer's Certificate of any Event of Default which has occurred or any event which either with the giving of notice or the lapse of time, or both, would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

         (c) After the earlier of the receipt of notice by the Trustee and the date of actual knowledge by a Responsible Officer of the Trustee of the occurrence of any Default or Event of Default hereunder, the Trustee shall give prompt written notice to the Note Purchaser and each Noteholder of each such Default or Event of Default hereunder so known to the Trustee.

         Section 5.2 RIGHTS UPON EVENT OF DEFAULT.

         If an Event of Default or a Funding Termination Event specified in clauses (i) through (iii) of the definition thereof shall have occurred and be continuing, the Trustee may, and at the direction of the Note Purchaser and the Majority Noteholders shall, and with respect to an Event of Default pursuant to
Section 5.1(a)(v) hereof, the Trustee shall declare the Notes to be immediately due and payable at par, together with accrued interest thereon (calculated for those purposes using the Default Applicable Margin). In addition, if an Event of Default shall have occurred and be continuing, the Trustee may, and at the direction of the Note Purchaser and the Majority Noteholders shall, exercise any of the remedies specified in SECTION 5.4.

         At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Note Purchaser and the Majority Noteholders may, by written notice to the Issuer and the Trustee, rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                  (i) all payments of principal of and interest (calculated for these purposes using the Default Applicable Margin) on the Notes, all amounts due the Note Purchaser from the Issuer under the Basic Documents, and all other amounts that would then be due from the Issuer hereunder, upon the Notes or under the Basic Documents if the Event of Default giving rise to such acceleration had not occurred; and

                  (ii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

                  (iii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         (a) The Issuer covenants that if (i) default is made in the payment of any interest on, or principal of, the Notes, or any amount due from the Issuer to the Note Purchaser under the Basic Documents, when the same becomes due and payable, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Noteholders and the Note Purchaser, as applicable, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the Note Interest Rate all amounts due and owing by the Issuer under the Basic Documents and, in each case, in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

         (b) If an Event of Default occurs and is continuing, the Trustee may in its discretion subject to the prior written consent of the Note Purchaser and the Majority Noteholders and shall, at the direction of the Note Purchaser and the Majority Noteholders, proceed to protect and enforce its rights and the rights of the Note Purchaser and the Noteholders by such appropriate Proceedings as the Trustee, the Note Purchaser and the Majority Noteholders shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture, any other Basic Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture, any other Basic Document or by law.

         (c) [RESERVED].

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and the whole amount then due to the Note Purchaser by the Issuer under the Basic Documents and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Note Purchaser and the Noteholders allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders and the Note Purchaser in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the Note Purchaser and of the Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, the Note Purchaser or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by the Noteholders and the Note Purchaser to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders or the Note Purchaser, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of the Noteholders or the Note Purchaser any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of the Noteholders or the Note Purchaser or to authorize the Trustee to vote in respect of the claim of the Noteholders or the Note Purchaser in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         (f) All rights of action and of asserting claims under this Indenture, any other Basic Document or under the Notes, may be enforced by the Trustee without the possession of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the benefit of the Noteholders and the Note Purchaser.

         (g) In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or any other Basic Document), the Trustee shall be held to represent the Note Purchaser and the Noteholders, and it shall not be necessary to make the Note Purchaser or the Noteholders a party to any such proceedings. Notwithstanding the foregoing, nothing contained in this Indenture shall be deemed to prohibit the Note Purchaser from representing itself in any such action or proceeding.

         Section 5.4 REMEDIES.

         If an Event of Default shall have occurred and be continuing, the Note Purchaser and the Majority Noteholders may do one or more of the following (subject to SECTION 5.5):

                  (i) institute or direct the Trustee to institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable by the Issuer under any Basic Document on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon the Notes moneys adjudged due;

                  (ii) institute or direct the Trustee to institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise or direct the Trustee to exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Secured Parties; and

                  (iv) sell or direct the Trustee to sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales (including, without limitation, the sale of the Collateral in connection with a securitization thereof) called and conducted in any manner permitted by law.

         Section 5.5 OPTIONAL PRESERVATION OF THE RECEIVABLES.

         If the Notes have been declared to be due and payable under SECTION 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.6 PRIORITIES.

         (a) If the Trustee collects any money or property pursuant to this
Article V, it shall pay out the money or property in the following order:

                  (i) FIRST: to the Trustee for amounts due under Section 6.7;

                  (ii) SECOND: to the Noteholders for amounts due and unpaid on the Notes in respect of interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes in respect of interest (including any premium);

                  (iii) THIRD: to the Noteholders for amounts due and unpaid on the Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes in respect of principal, until the outstanding principal amounts of the Notes is reduced to zero;

                  (iv) FOURTH: to the Note Purchaser for any amounts due and owing thereto under the Basic Documents; and

                  (v) FIFTH: any excess amounts remaining after making the payments described in clauses FIRST through FOURTH above, to be applied pursuant to Section 5.7(a) of the Sale and Servicing Agreement to the extent that any amounts payable thereunder have not been previously paid pursuant to clauses FIRST through FOURTH above.

         (b) The Trustee may fix a record date and Settlement Date for any payment to the Note Purchaser and the Noteholders pursuant to this Section. At least 15 days before such record date the Trustee shall mail to the Issuer, the Note Purchaser and each Noteholder a notice that states such record date, the Settlement Date and the amount to be paid.

         Section 5.7 LIMITATION OF SUITS.

         Unless the Notes shall be held by the Note Purchaser or an Affiliate thereof, no Holder of a Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) the Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (ii) the Majority Noteholders have made a written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as Trustee hereunder;

                  (iii) the Majority Noteholders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request; and

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

it being understood and intended that no Holder of a Note shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of the Notes or to obtain or to seek to obtain priority or preference over any other Holder or to enforce any right under this Indenture, except in the manner herein provided and it being understood that if a Note is held by the Note Purchaser or an Affiliate thereof, the Holder may directly institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy.

         Section 5.8 UNCONDITIONAL RIGHTS OF THE NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

         Notwithstanding any other provisions of this Indenture, (i) each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the applicable Percentage Interest of principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture; and (ii) the Note Purchaser shall have the right, which is absolute and unconditional, to receive payment of all amounts owed to it by the Issuer under the Basic Documents when the same shall become due, and, in each case, to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of the Note Purchaser or the Majority Noteholders, as applicable.

         Section 5.9 RESTORATION OF RIGHTS AND REMEDIES.

         If the Note Purchaser or a Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee, the Note Purchaser or to such Noteholder, then and in every such case the Issuer, the Trustee, the Note Purchaser and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Note Purchaser and the Noteholder shall continue as though no such proceeding had been instituted.

         Section 5.10 RIGHTS AND REMEDIES CUMULATIVE.

         No right or remedy herein conferred upon or reserved to the Note Purchaser or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.11 DELAY OR OMISSION NOT A WAIVER.

         No delay or omission of the Note Purchaser or the Noteholders to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee, the Note Purchaser or the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Note Purchaser or the Noteholders, as the case may be.

         Section 5.12 [RESERVED].

         Section 5.13 WAIVER OF PAST DEFAULTS.

         Prior to the declaration of the acceleration of the maturity of the Notes as provided in SECTION 5.2, the Note Purchaser and the Majority Noteholders may waive any past Default or Event of Default and its consequences except a Default or Event of Default (i) in payment of principal of or interest on the Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Note Purchaser and all of the Noteholders. In the case of any such waiver, the Issuer, the Trustee, the Note Purchaser and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Section 5.14 UNDERTAKING FOR COSTS.

         Each of the Issuer, the Trustee and the Note Purchaser agrees, and each Noteholder by its acceptance of a Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by the Note Purchaser or Noteholders holding in the aggregate more than 10% of Percentage Interests of the Notes or
(c) any suit instituted by the Noteholders for the enforcement of the payment of principal of or interest on the Notes on or after the respective due dates expressed in the Notes and in this Indenture.

         Section 5.15 WAIVER OF STAY OR EXTENSION LAWS.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power and any right of the Issuer to take such action shall be suspended.

         Section 5.16

         SALE OF TRUST ESTATE.

         (a) To the extent permitted by applicable law, the Trustee shall not in any private sale sell to a third party the Trust Estate, or any portion thereof unless,

                  (i) the Note Purchaser and the Majority Noteholders consent to or direct the Trustee in writing to make such sale; or

                  (ii) the proceeds of such sale would be not less than the sum of (x) all amounts due on the entire unpaid principal amount of the Notes and interest due or to become due thereon in accordance with
         Section 5.6 hereof on the Settlement Date next succeeding the date of such sale and (y) all amounts due the Note Purchaser from the Issuer under the Basic Documents.

         (b) For any public sale of the Trust Estate, the Trustee shall have provided the Note Purchaser and the Noteholders with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale.

         (c) In connection with a sale of all or any portion of the Trust
Estate:

                  (i) the Note Purchaser or the Noteholders may bid for and purchase the property offered for sale, and may hold, retain, possess and dispose of such property, without further accountability, and (x) the Noteholders may, in paying the purchase money therefor, deliver in lieu of cash any Outstanding Note or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Note so delivered shall be cancelled and extinguished except that, in case the amounts so payable thereon shall be less than the amount due thereon, such Notes shall be returned to the Noteholders after being appropriately stamped to show such partial payment and (y) the Note Purchaser may, in paying the purchase money therefor, set-off against any amount owed to it by the Issuer under the Basic Documents;

                  (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof; and

                  (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale.

         (d) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.

         Section 5.17 CONSEQUENCES OF A TFC FUNDING TERMINATION EVENT.

         Upon a responsible officer of the Issuer having notice or actual knowledge thereof, the Issuer agrees to give the Trustee, the Noteholders and the Note Purchaser prompt written notice of any TFC Funding Termination Event. Upon the occurrence and continuation of a TFC Funding Termination Event, the Note Purchaser and the Majority Noteholders may terminate CPS and TFC as the Servicer and subservicer, respectively, of the TFC Receivables, and direct the Trustee to sell the TFC Receivables or any portion thereof or rights or interest therein, at one or more public or private sales (including, without limitation, the sale of the TFC Receivables in connection with a securitization thereof) called and conducted in any manner permitted by applicable law. The proceeds of any such sale shall be applied first, to reimburse the Trustee for any amounts to which it is entitled under this Indenture, second, to cure any Borrowing Base Deficiency, and, third, any remaining amounts shall be distributed to CPS. Upon the occurrence of a TFC Funding Termination Event, no future Advance may be made with respect to a TFC Receivable.

                                   ARTICLE VI
                                   THE TRUSTEE

         Section 6.1 DUTIES OF TRUSTEE.

         If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and the other Basic Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (a) Except during the continuance of an Event of Default:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and each of the other Basic Documents to which it is a party and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

         (b) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section; and

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

         (c) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

         (d) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (f) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         (g) The Trustee shall permit any representative of the Note Purchaser or the Noteholders, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Notes and the transactions contemplated by the Basic Documents, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to the Notes and the Note Purchaser, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Notes and the Note Purchaser.

         (h) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the other Basic Documents.

         (i) Except for actions expressly authorized by this Indenture, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

         (j) All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Indenture or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person, other than the Trustee's attorneys, accountants and agents unless such disclosure is required by this Indenture or any applicable law or regulation.

         Section 6.2 RIGHTS OF TRUSTEE.

         Subject to Sections 6.1 and this Section 6.2, the Trustee shall be protected and shall incur no liability to the Issuer, the Note Purchaser or the Noteholders in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trustee to be genuine and to have been duly executed by the appropriate signatory, and, except to the extent the Trustee has actual knowledge to the contrary or as required pursuant to Section 6.1 the Trustee shall not be required to make any independent investigation with respect thereto.

         (a) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate. Subject to Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate.

         (b) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of the Servicer, the Backup Servicer or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (c) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (d) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (e) The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of the Note Purchaser or the Noteholders, pursuant to the provisions of this Indenture, unless the Note Purchaser and/or the Noteholders, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture in accordance with Section 6.1.

         (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Note Purchaser or the Majority Noteholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

         Section 6.3 INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of a Note and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Section 6.11.

         Section 6.4 TRUSTEE'S DISCLAIMER.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

         Section 6.5 NOTICE OF DEFAULTS.

         If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Trustee, the Trustee shall mail to the Note Purchaser and each Noteholder a notice of the Default within three (3) Business Days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on the Notes (including payments pursuant to the mandatory redemption provisions of the Notes, if any), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Noteholders.

         Section 6.6 REPORTS BY TRUSTEE TO THE NOTEHOLDERS.

         The Trustee shall on behalf of the Issuer deliver to the Noteholders and the Note Purchaser such information as may be reasonably required to enable the Noteholders and the Note Purchaser to prepare their respective Federal and State income tax returns.

         Section 6.7 COMPENSATION AND INDEMNITY.

         (a) Pursuant to Section 5.7 of the Sale and Servicing Agreement, the Issuer shall pay to the Trustee from time to time compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee, pursuant and subject to Section 5.7 of the Sale and Servicing Agreement, for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Trustee against any and all loss, liability or expense incurred by the Trustee without willful misfeasance, negligence or bad faith on its part arising out of or in connection with the acceptance or the administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection therewith. The Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under
Article XII of the Sale and Servicing Agreement. The Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the reasonable fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

         (b) The Issuer's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(a)(v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the other Basic Documents, the recourse of the Trustee hereunder and under the other Basic Documents specifically shall not be recourse to the assets of the Noteholders or the Note Purchaser.

         Section 6.8 REPLACEMENT OF TRUSTEE.

         The Issuer may, with the consent of the Note Purchaser and the Majority Noteholders, and at the request of the Note Purchaser and the Majority Noteholders shall, remove the Trustee if:

                  (i) the Trustee fails to comply with Section 6.11 or the Trustee fails to perform any other material covenant or agreement of the Trustee set forth in the Basic Documents to which the Trustee is a party and such failure continues for 45 days after written notice of such failure from the Note Purchaser or a Noteholder;

                  (ii) an Insolvency Event with respect to the Trustee occurs;
         or

                  (iii) the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee acceptable to the Note Purchaser and the Majority Noteholders. If the Issuer fails to appoint such a successor Trustee, the Note Purchaser and the Majority Noteholders may appoint a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Note Purchaser, the Noteholders and the Issuer, whereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer, the Note Purchaser or the Majority Noteholders may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to SECTION 6.8.

         Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under Section 6.7 shall continue for the benefit of the retiring Trustee.

         Section 6.9 SUCCESSOR TRUSTEE BY MERGER.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee. The Trustee shall provide the Noteholders and the Note Purchaser prior written notice of any such transaction.

         (a) In case at the time such successor or successors to the Trustee by merger, conversion or consolidation shall succeed to the trusts created by this Indenture the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver the Notes so authenticated; and in case at that time the Notes shall not have been authenticated, any successor to the Trustee may authenticate the Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

         Section 6.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

         Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee with the consent of the Note Purchaser and the Majority Noteholders shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Note Purchaser, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to the Note Purchaser or the Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

         (a) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (b) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (c) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.11 ELIGIBILITY: DISQUALIFICATION.

         The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and subject to supervision or examination by federal or state authorities; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by the Rating Agencies. The Trustee shall provide copies of such reports to the Note Purchaser and the Noteholders upon request.

         Section 6.12 [RESERVED].

         Section 6.13 APPOINTMENT AND POWERS.

         Wells Fargo Bank, National Association confirms its prior appointment as Trustee, custodian and bailee with respect to the Collateral and its acceptance of the obligations of the Trustee, custodian and bailee under the Original Indenture (which obligations on and after the Restatement Effective Date are superseded by the obligations described in this Indenture and are hereby accepted by Wells Fargo Bank, National Association). Subject to the terms and conditions hereof, Wells Fargo Bank, National Association is hereby further appointed as Trustee, custodian and bailee with respect to the Collateral for the benefit of the Note Purchaser, and Wells Fargo Bank, National Association hereby accepts such appointment, and further agrees to continue to act as Trustee, custodian and bailee with respect to the Collateral for the benefit of the Noteholders, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Trustee for the benefit of the Noteholders and the Note Purchaser in accordance with the provisions of this Indenture and the other Basic Documents. Each Noteholder, by its acceptance of a Note, hereby authorizes the Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as such Noteholder may direct and as are specifically authorized to be exercised by the Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Trustee shall act upon and in compliance with the written instructions of the Note Purchaser or the Majority Noteholders delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Trustee of its express duties hereunder, except where this Indenture provides that the Trustee is permitted to act only following and in accordance with such instructions.

         Section 6.14 PERFORMANCE OF DUTIES.

         The Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Trustee is a party or as directed by the Noteholders or the Note Purchaser in accordance with this Indenture. The Trustee shall not be required to take any discretionary actions hereunder except at the written direction of the Note Purchaser or the Majority Noteholders. The Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Basic Documents.

         Section 6.15 LIMITATION ON LIABILITY.

         Neither the Trustee nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith hereunder, or in connection herewith, except that the Trustee shall be liable for its negligence, bad faith or willful misconduct. Notwithstanding any term or provision of this Indenture, the Trustee shall incur no liability to the Issuer, the Note Purchaser or the Noteholders for any action taken or omitted by the Trustee in connection with the Collateral, except for the negligence, bad faith or willful misconduct on the part of the Trustee, and, further, shall incur no liability to the Note Purchaser or the Noteholders except for negligence, bad faith or willful misconduct in carrying out its duties to the Note Purchaser and the Noteholders. The Trustee shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic Documents. The Trustee may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel. The Trustee shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or to follow any direction from the Note Purchaser or the Noteholders unless it shall have received reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it.

         Section 6.16 [RESERVED].

         Section 6.17 SUCCESSOR TRUSTEE.

         (a) MERGER. Any Person into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Trustee is a party, shall (provided it is otherwise qualified to serve as the Trustee hereunder) be and become a successor Trustee hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, descriptions, immunities, privileges and other matters and have all of the obligations as its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Trustee for the benefit of the Note Purchaser and the Noteholders in the Collateral; provided that any such successor shall also be the successor Trustee under SECTION 6.9.

         (b) REMOVAL. The Trustee may be removed by the Note Purchaser or the Majority Noteholders at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Trustee and the Issuer. A temporary successor may be removed at any time to allow a successor Trustee to be appointed pursuant to subsection (c) below. Any removal pursuant to the provisions of this subsection (b) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Trustee and the acceptance in writing by such successor Trustee of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, and (ii) receipt by the Note Purchaser and the Noteholders of an Opinion of Counsel to the effect described in Section 3.4.

         (c) ACCEPTANCE BY SUCCESSOR. The Majority Noteholders and the Note Purchaser shall have the sole right to appoint each successor Trustee. Every temporary or permanent successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Trustee, the Note Purchaser, the Noteholders and the Issuer an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Trustee, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of the Majority Noteholders and the Note Purchaser or the Issuer, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Issuer or the Note Purchaser and the Majority Noteholders is reasonably required by a successor Trustee to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Trustee, any and all such written instruments shall at the request of the temporary or permanent successor Trustee, be forthwith executed, acknowledged and delivered by the Trustee or the Issuer, as the case may be. The designation of any successor Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Trustee in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Trustee or to protect or continue the perfection of the security interests granted hereunder.

         Section 6.18 [RESERVED].

         Section 6.19 REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE.

         The Trustee represents and warrants to the Issuer, the Note Purchaser and the Majority Noteholders as follows:

         (a) The Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

         (b) The Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Trustee hereunder.

         (c) The execution and delivery by the Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trustee, or the performance by the Trustee, of this Indenture and such other Basic Documents.

         (d) The Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         Section 6.20 WAIVER OF SETOFFS.

         The Trustee hereby expressly waives any and all rights of setoff that the Trustee may otherwise at any time have under applicable law with respect to any Pledged Account and agrees that amounts in the Pledged Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

         Section 6.21 CONTROL BY THE NOTE PURCHASER AND THE MAJORITY
NOTEHOLDERS.

         The Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Note Purchaser and the Majority Noteholders, except that if any Event of Default shall have occurred and be continuing, the Trustee shall act upon and comply with notices and instructions given by the Note Purchaser or the Majority Noteholders alone in the place and stead of the Issuer.

                                   ARTICLE VII
                                   [RESERVED]

                                  ARTICLE VIII
                COLLECTION OF MONEY AND RELEASES OF TRUST ESTATE

         Section 8.1 COLLECTION OF MONEY.

         Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture and the other Basic Documents. The Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the other Basic Documents, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         Section 8.2 RELEASE OF TRUST ESTATE.

         Subject to the payment of its fees and expenses pursuant to Section 6.7, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (a) The Trustee shall, at such time as there is no Note Outstanding, all amounts due and owing to the Note Purchaser and the Noteholders under any of the Basic Documents have been paid in full, all sums due the Trustee pursuant to
Section 6.7 have been paid and the term of the Commitment shall have expired, release any remaining portion of the Trust Estate that secured the Notes and the other obligations of the Issuer, the Purchaser and the Seller to the Note Purchaser and the Noteholders pursuant to the Basic Documents from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Pledged Accounts. The Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, a copy of each of which shall also be delivered to the Note Purchaser and the Noteholders.

         (b) OPINION OF COUNSEL. The Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely affect the security for the Notes or the rights of the Note Purchaser and/or the Noteholders in contravention of the provisions of this Indenture or any of the other Basic Documents; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

         Section 9.1 SUPPLEMENTAL INDENTURES WITH CONSENT OF THE NOTE PURCHASER AND THE MAJORITY NOTEHOLDERS.

         (a) With the prior written consent of the Note Purchaser and the Majority Noteholders, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders and the Note Purchaser, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Note Purchaser or the Noteholders; or

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI.

The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Trustee, when authorized by an Issuer Order, may, also with the consent of the Note Purchaser and the Majority Noteholders, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the

Note Purchaser or the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Note Purchaser or the Noteholders.

         Section 9.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF THE NOTE PURCHASER AND ALL OF THE NOTEHOLDERS.

         The Issuer and the Trustee, when authorized by an Issuer Order, also may, with the prior written consent of the Note Purchaser and the Majority Noteholders, enter into an indenture or indentures supplemental hereto for any purpose; provided, however, that, no such supplemental indenture shall, without the prior written consent of the Note Purchaser and all of the Noteholders:

                  (i) change the date of payment of any installment of principal of or interest on the Notes or any other amount owed by the Issuer under the Basic Documents, or reduce the Percentage Interest thereof, the interest rate thereon, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes or any other amount owed by the Issuer under the Basic Documents, or change any place of payment where, or the coin or currency in which, the Notes or the interest thereon or any other amount owed by the Issuer under the Basic Documents is payable;

                  (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes or any other amount owed by the Issuer under the Basic Documents on or after the respective due dates thereof;

                  (iii) reduce the Percentage Interest, the consent of the Holders which is required for any such supplemental indenture, or eliminate the requirement that the Note Purchaser consent thereto, or the consent of the Holders of which or the Note Purchaser is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iv) modify or alter the provisions of the proviso to the definition of the term "OUTSTANDING";

                  (v) reduce the Percentage Interest required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Estate or eliminate the requirement that the Note Purchaser so direct pursuant to
         Section 5.4;

                  (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Note Purchaser and the Majority Noteholders;

                  (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount or timing of any payment of (x) interest or principal due on the Notes on any Settlement Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein or (y) any amount due to the Note Purchaser from the Issuer under the Basic Documents, or affect the rights of the Note Purchaser under the Basic Documents; or

                  (viii) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the Lien of this Indenture on any property at any time subject hereto or deprive the Noteholders or the Note Purchaser of the security provided by the Lien of this Indenture.

         (b) Unless otherwise specified by the Note Purchaser, the Trustee may determine whether or not the Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Note Purchaser and the Noteholders, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         (c) Unless otherwise specified by the Note Purchaser or the Noteholders, it shall not be necessary for any Act of the Note Purchaser or the Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         (d) Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Note Purchaser and each Noteholder a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.3 EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.4 EFFECT OF SUPPLEMENTAL INDENTURE.

         Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer, the Note Purchaser and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                                    ARTICLE X
                        REPAYMENT AND PREPAYMENT OF NOTES

         Section 10.1 REPAYMENT OF THE NOTES; OPTIONAL PREPAYMENT OF THE NOTES.

         If the Facility Termination Date is determined in accordance with subsection (I) of the definition thereof, the outstanding principal balance of the Notes and all accrued and unpaid interest thereon will be amortized and shall be payable in full by the Final Scheduled Settlement Date. If the Facility Termination Date is determined in accordance with subsection (II) of the definition thereof, such Facility Termination Date will result in immediate acceleration of the Notes pursuant to Section 5.2 hereof. If the Facility Termination Date is determined in accordance with subsection (III) of the definition thereof, the outstanding principal balance of the Notes and all accrued and unpaid interest thereon will be amortized and shall be payable in full by the third Settlement Date following the relevant anniversary of the Original Closing Date. The Issuer may, at its option, prepay the Invested Amount of the Notes, in whole or in part, at any time and without premium or penalty on any Business Day (such day the "PREPAYMENT DATE") in accordance with Section

10.2; provided that no such prepayment may occur (I) unless and until all amounts due and payable in respect of clauses (i) through (v) of Section 5.7(a) of the Sale and Servicing Agreement have been paid in full and (II) if, after giving effect to such prepayment and the release of any related Collateral, a Borrowing Base Deficiency shall exist. Simultaneous with any such prepayment, the Issuer shall pay all accrued and unpaid interest on the Invested Amount to be prepaid and all other amounts then due and owing under the Basic Documents. Upon the deposit of any prepayment and all such other amounts then due and owing under the Basic Documents into the Collection Account, the Trustee shall release the Collateral that is the subject of such prepayment from the lien of this Indenture. In connection with such prepayment, the Trustee shall be entitled to conclusively rely upon the direction of the Issuer to the Trustee (a form of which is attached hereto as Exhibit E) to release such Collateral as may be identified by the Issuer in writing and consented to in writing by the Note Purchaser as being the subject of such prepayment upon the conditions specified in such writing. All prepayments in part shall be in principal amounts of at least $100,000.

         Section 10.2 NOTICE OF PREPAYMENT.

         Notice of the prepayment of the Notes shall be given, upon the direction of the Issuer, by the Trustee by facsimile transmission, courier or first class mail, postage prepaid, mailed, faxed or couriered not less than five
(5) days prior to the related Prepayment Date, to the Note Purchaser and each Noteholder. All notices of prepayment shall state (i) the Prepayment Date, (ii) the Invested Amount to be prepaid, (iii) the estimated accrued and unpaid interest on the Invested Amount to be prepaid, and (iv) any other amounts due and owing to the Note Purchaser under the Basic Documents. Failure to give notice of prepayment, or any defect therein, to a Noteholder or the Note Purchaser shall not impair or affect the validity of such prepayment.

         Section 10.3 GENERAL PROCEDURES.

         The Invested Amount of the Notes and amounts due to the Note Purchaser by the Issuer under the Basic Documents shall not be considered reduced by any allocation, setting aside or distribution of any portion of the Available Funds unless such Available Funds shall have been actually paid to the Noteholders or the Note Purchaser, as applicable. The Invested Amount of the Notes and amounts due to the Note Purchaser by the Issuer under the Basic Documents shall not be considered repaid by any distribution of any portion of the Available Funds if at any time such distribution is rescinded or must otherwise be returned for any reason, in which event, if such amount has been returned by the Noteholders or the Note Purchaser, as applicable, such principal, interest and/or other amount shall be reinstated in an amount equal to the amount returned by the Noteholders or the Note Purchaser, as applicable. No provision of this Indenture shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

                                   ARTICLE XI
                                  MISCELLANEOUS

         Section 11.1 COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

         Except as set forth herein, upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture (other than any request hereunder by the Issuer for an Advance), the Issuer shall furnish to the Trustee, with a copy of each to the Note Purchaser and the Noteholders, (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

                  (v) Other than with respect to Dollars, prior to the deposit of any Collateral or other property or securities with the Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Trustee, with a copy thereof to the Note Purchaser and the Noteholders, an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (on the date of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

         (b) Other than with respect to the release of any Purchased Receivables or Liquidated Receivables or the release, if any, of any Receivables upon a mandatory or partial prepayment of the Notes and other amounts due to the Note Purchaser from the Issuer under the Basic Documents pursuant to Section 10.1, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish, prior to or contemporaneous with such release, to the Trustee, with a copy thereof to the Note Purchaser and the Noteholders, an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (such fair value to be as of a date within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

         (c) Notwithstanding Section 2.10 or any provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Pledged Accounts as and to the extent permitted or required by the Basic Documents.

         Section 11.2 FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (a) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Purchaser or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Purchaser or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (b) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         (c) Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 11.3 ACTS OF THE NOTEHOLDERS OR THE NOTE PURCHASER.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a Noteholder or the Note Purchaser may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholder or the Note Purchaser in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Noteholders or the Note Purchaser signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

         (a) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

         (b) The ownership of the Notes shall be proved by the Note Register.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by a Holder of a Note shall bind each Holder of such Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 11.4 NOTICES, ETC., TO TRUSTEE, ISSUER, THE NOTE PURCHASER AND NOTEHOLDERS.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of the Noteholders or the Note Purchaser or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (i) the Trustee by the Note Purchaser, the Noteholders or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt of the Trustee at its Corporate Trust Office;

                  (ii) the Issuer by the Trustee or by the Note Purchaser or the Noteholders shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall deemed to have been duly given upon receipt by the Issuer at the Corporate Trust Office of the Owner Trustee, with a copy to Consumer Portfolio Services, Inc. 16355 Laguna Canyon Road, Irvine, California 92618 Attention: Mark Creatura, Esq. Confirmation: (888) 785-6691, Telecopy No. (949) 753-6897 or at such other address previously furnished in writing to the Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders or the Note Purchaser to the Trustee;

                  (iii) the Note Purchaser shall be sufficient for any purpose hereunder if in writing and delivered by overnight courier or mailed certified mail, return receipt requested or personally delivered or telexed or telecopied to the recipient as follows (or such other address previously furnished in writing to the Trustee):

                  To the Note Purchaser:

                  UBS Real Estate Securities Inc.
                  1285 Avenue of the Americas, 11th Floor
                  New York, New York  10019
                  Attention:  Prakash Wadhwani

                  Telephone:  (212) 713-3983
                  Telecopy:  (212) 713-7999; or

                  (iv) the Noteholders shall be sufficient for any purpose hereunder if in writing and delivered by overnight courier or mailed certified mail, return receipt requested to the recipient's contact information in the Note Register.

         The Note Purchaser may deliver to the Noteholders any notices, reports, Servicer's Certificates or any other documentation delivered to the Note Purchaser hereunder or under any Basic Document but is under no obligation to so deliver such documentation and shall not be liable for the content thereof.

         Section 11.5 WAIVER.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice with respect to itself only, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Note Purchaser or a Noteholder shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Note Purchaser or a Noteholder when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Section 11.6 ALTERNATE PAYMENT AND NOTICE PROVISIONS.

         Notwithstanding any provision of this Indenture or the Notes to the contrary, the Issuer may enter into any agreement with a Holder of a Note or the Note Purchaser providing for a method of payment, or notice by the Trustee or the Note Paying Agent to such Holder or the Note Purchaser, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         Section 11.7 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.8 SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors.

         Section 11.9 BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Note Purchaser (which shall be a third-party beneficiary of this Indenture) and its successors and assigns, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.10 SEVERABILITY.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.11 LEGAL HOLIDAYS.

         In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes, this Indenture or any other Basic Document) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 11.12 GOVERNING LAW.

         THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.13 COUNTERPARTS.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Any signature page to this Indenture containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

         Section 11.14 RECORDING OF INDENTURE.

         If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders, the Note Purchaser or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

         Section 11.15 ISSUER OBLIGATION.

         The obligations of the Issuer under this Indenture and the other Basic Documents shall be full recourse obligations of the Issuer. Notwithstanding the foregoing, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes, under this Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Issuer or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Nothing contained in this Section shall limit or be deemed to limit any obligations of the Issuer, the Purchaser, the Seller or the Servicer hereunder or under any other Basic Document, as applicable, which obligations are full recourse obligations of the Issuer, the Purchaser, the Seller and the Servicer.

         Section 11.16 NO PETITION.

         The Trustee, by entering into this Indenture, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

         Section 11.17 INSPECTION.

         The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Note Purchaser, a Noteholder or the Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. Each of the Trustee, the Note Purchaser and the Noteholders shall and shall cause their respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

         Section 11.18 ENTIRE AGREEMENT.

         This Agreement, together with the other Basic Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

         Section 11.19 NO NOVATION.

         It is expressly understood and agreed by the parties hereto that the amendment and restatement of this Indenture is in no way intended to and shall not be deemed to constitute a novation or repayment of the outstanding Advances and the other obligations and liabilities existing under the Original Basic Documents and the security interest of the Trustee in the Collateral for the benefit of the Noteholders and the Note Purchaser shall remain in full force and effect after giving effect to the amendment and restatement of this Indenture and such security interest is hereby reaffirmed by the Issuer.

         Section 11.20 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND INDEMNITIES UNDER ORIGINAL INDENTURE.

         The representations, warranties and indemnity obligations of the Issuer made in the Original Indenture and each other Basic Document prior to the Restatement Effective Date shall survive the Restatement Effective Date and the execution and delivery of this Agreement, and each such representation and warranty so made is true and correct as of the date originally made and as of the date hereof.

         IN WITNESS WHEREOF, the Issuer, the Trustee, the Note Purchaser and the Noteholder have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                      PAGE FUNDING LLC, as Issuer

                                      By:__________________________________
                                      Name:________________________________
                                      Title:_______________________________


                                      WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                      Trustee

                                      By:__________________________________
                                      Name:________________________________
                                      Title:_______________________________


                                      UBS REAL ESTATE SECURITIES INC., as Note
                                      Purchaser and Noteholder

                                      By:__________________________________
                                      Name:________________________________
                                      Title:_______________________________



                                      By:__________________________________
                                      Name:________________________________
                                      Title:_______________________________